Cost of Revenue (Tables)	12 Months Ended
Dec. 31, 2023
Revenue from Contracts with Customers [Abstract]
Schedule of cost of revenues

(in millions)	2023	2022	2021
Depreciation of property, plant and equipment and amortization of intangible assets (1)	$1,321	$1,468	$1,422
Inventory changes materials costs and other	1,742	1,834	1,726
Staff costs, maintenance costs, and utilities(2)	2,228	2,567	2,424
Total	$5,291	$5,869	$5,572
(1)Amounts are net of amortization of government grants relating to assets. See Note 8 for the detailed movements of property, plant and equipment.
(2)Staff costs, maintenance costs, and utilities costs include share-based compensation of $48 million, $64 million and $55 million for share options for the years ended December 31, 2023, 2022 and 2021, respectively.